UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

STRIVE, INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct, Suite 1400, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(855) 427-7360
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated September 22, 2025, between Strive, Inc. (the “Company”) and Semler Scientific, Inc., the Board of Directors of the Company (the “Board of Directors”) approved certain amendments to the Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to remove the maximum number of directors comprising the Board of Directors, effective as of December 31, 2025.

A majority of the stockholders of the Company, by written consent dated October 8, 2025, approved a Certificate of Amendment (as amended, the “Certificate of Amendment”) to the Amended and Restated Articles of Incorporation of the Company, to remove the maximum number of directors comprising the Board of Directors, effective as of December 31, 2025.

Prior to these amendments, the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws each provided that the maximum number of directors on the Board of Directors shall be 11 directors.

The foregoing summaries of the Certificate of Amendment and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the complete texts of such documents, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, dated October 8, 2025, and Certificate of Correction, dated October 13, 2025, to the Amended and Restated Articles of Incorporation of Strive, Inc., as filed with the Secretary of State of the State of Nevada
3.2	Amended and Restated Bylaws of Strive, Inc. (effective December 31, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2025	Strive, Inc.

/s/ Matthew Cole
Name: Matthew Cole
Title: Chief Executive Officer